                 Semiannual Report
                                 VALUE FUND -
                                 ADVISOR CLASS
                                 -------------
                                 JUNE 30, 2001
                                 -------------

[LOGO]
T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Value Fund - Advisor Class

 .    A stock market rebound in the second quarter helped reduce the market's overall losses for the first six months of the year.

 .    In a difficult environment, your fund posted a solid six-month gain that was well ahead of both the S&P 500 and the Lipper average for similar funds, and an outstanding 12-month return.

 .    The resilience of our investments in many undervalued stocks benefited fund performance.

 .    We believe the market decline has created attractive opportunities for value investors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The equity market declined in the first half of 2001 due to concerns about the state of the economy and widespread weakness in corporate earnings. The year began with a sharp sell-off during the first quarter, but a second-quarter rebound reduced the magnitude of the market's loss for the six-month period ended June 30.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/01                                     6 Months     12 Months
--------------------------------------------------------------------------------
Value Fund - Advisor Class                                   5.02%        22.28%
S&P 500 Stock Index                                         -6.70        -14.83
Lipper Multi-Cap Value Funds Average                         1.36         11.37

As shown in the table, your fund posted a solid gain of 5.02% in a difficult environment during the first half of the year, and a robust 22.28% return for the 12 months ended June 30. Results for the six months and year were well ahead of the unmanaged Standard & Poor's 500 Stock Index and the Lipper category for similarly managed funds. Indeed, the broad market measured by the S&P 500 declined nearly 15% over the past 12 months, while our Lipper peer group average delivered about half of the fund's return for the same period.

PORTFOLIO REVIEW

Our strategy is to invest in companies we consider undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement value, and other measures. We generally invest in large-capitalization firms and some mid-cap companies as well. Many of our investments are contrarian in nature in that they have been out of favor with investors for one reason or another. As a result, their share prices have fallen to unreasonably low levels that, in our view, don't adequately reflect their underlying value. We employ no macroeconomic, top-down, or thematic overlays but are simply looking to invest in solid companies at inexpensive prices. We are not market timers and generally maintain a fully invested position.

Needless to say, the equity market environment over the last year has been treacherous. A slowing economy and high investor expectations led to an unprecedented number of earnings shortfalls and

                                    [CHART]

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial                                                                    16%
Consumer Services                                                            13%
Business Services and Transportation                                          7%
Technology                                                                   15%
Consumer Nondurables                                                         14%
Consumer Cyclicals                                                            9%
Energy                                                                        8%
Other and Reserves                                                           18%

Based on net assets as of 6/30/01.

disappointments. In addition, some of the once high-flying stocks, such as those in the telecommunications equipment and Internet-related fields, continued to decline sharply. In our year-end report to shareholders, we wondered how it could be possible that the market value of technology neophyte Corvis could exceed that of General Motors last summer. Twelve months later, GM's market value is 30 times that of Corvis -- and GM did not rise significantly in value. In the dot-com sector, the bloodshed continues with Webvan, the Internet supermarket, recently joining the large number of Internet companies going out of business.

The Fund Survived in Good Shape
For the most part, your fund was able to avoid the carnage and provide an enviable gain. While we had some ups and downs, the resilience of many of our investments has helped fund performance. Holdings such as Franklin Resources, Lincoln National, Stanley Works, Toys "R" Us, H&R Block, and Microsoft all exceeded our expectations thus far in 2001. However, we were disappointed by several investments, including WorldCom-WorldCom Group, Gillette, Lucent Technologies, and Hercules, all of which struggled due to a variety of self-inflicted problems.

We did little to change the overall asset or sector allocation structure of the fund since our last report. As you can see in the Major Portfolio Changes table following this letter, we made several new investments over the last six months in companies whose stocks experienced significant declines to levels that, in our assessment, did not reflect the underlying value of their businesses. They included such stocks as Bristol-Myers Squibb, RadioShack, Schering-Plough, and McDonald's. On a sour note, our sad experience with JDS Uniphase reminded us how difficult it is to identify a bottom in the technology sector as the shares kept declining after we bought them.

We Took Profits in Some of Our Winners
Most of our sales were very successful investments. Tricon Global Restaurants and Washington Mutual were disdained by investors during the past 12 to 18 months but came roaring back into favor. Canadian Pacific rose significantly on news the company would be pursuing an aggressive restructuring plan, and Ralston Purina was the subject of a takeover proposal by Nestle. Our strategy is to sell such companies after they have risen in price and the once visible valuation opportunity has been fully exploited.

OUTLOOK

Six months ago we wrote that the market pullback eliminated many of the valuation excesses of several years earlier. This corrective environment extended into the first half of 2001 as investors continued to focus on the widespread number of earnings disappointments that were evident in virtually all market sectors.

While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with some boost from the administration's tax cut, augurs well for improved economic and earnings performance toward the end of the year or early in 2002. While a rebound is difficult to forecast with a high degree of certainty, we believe the backdrop for stocks will improve over the intermediate term. The market decline has created many attractive opportunities for value investors, and we will continue to seek them out in the months ahead.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

/s/ Brian C. Rogers

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

July 20, 2001
The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                           Percent of
                                                           Net Assets
                                                              6/30/01
--------------------------------------------------------------------------------
Honeywell International                                           1.6%
AOL Time Warner                                                   1.5
RadioShack                                                        1.4
Lockheed Martin                                                   1.4
Exxon Mobil                                                       1.3
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                              1.3
Cooper Industries                                                 1.3
Sony                                                              1.3
Wachovia                                                          1.2
Disney                                                            1.2
--------------------------------------------------------------------------------
DuPont                                                            1.2
Chubb                                                             1.2
May Department Stores                                             1.2
Schering-Plough                                                   1.2
Fortune Brands                                                    1.2
--------------------------------------------------------------------------------
Rockwell International                                            1.2
Rogers Communications                                             1.2
Starwood Hotels & Resorts Worldwide                               1.1
Black & Decker                                                    1.1
Waste Management                                                  1.1
--------------------------------------------------------------------------------
Bank One                                                          1.1
Becton, Dickinson                                                 1.1
AT&T                                                              1.1
McDonald's                                                        1.1
Burlington Resources                                              1.1
--------------------------------------------------------------------------------
Total                                                            30.7%

Note: Table excludes reserves.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                Ten Largest Sales
--------------------------------------------------------------------------------
Bristol-Myers Squibb *               Tricon Global Restaurants **
RadioShack *                         Washington Mutual **
JDS Uniphase *                       Adobe Systems **
Sony *                               ITT Industries **
Exxon Mobil *                        Loews
Schering-Plough *                    Cabot **
Rogers Communications *              Canadian Pacific **
WorldCom-WorldCom Group *            Ralston Purina **
McDonald's *                         First Union **
Coca-Cola Enterprises *              BP **

  * Position added
 ** Position eliminated

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [GRAPH]

VALUE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                      S&P 500      Lipper Multi-Cap Value    Value Fund --
                    Stock Index        Funds Average         Advisor Class
        3/31/00        10,000             10,000                10,000
           6/00         9,734              9,842                 9,886
           6/01         8,290             10,946                12,089

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                             Since    Inception
Periods Ended 6/30/01                    1 Year          Inception         Date
--------------------------------------------------------------------------------
Value Fund - Advisor Class               22.28%              16.40%     3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value Advisor Class shares

                                                      6 Months       3/31/00
                                                         Ended       Through
                                                       6/30/01      12/31/00
NET ASSET VALUE
Beginning of period                                $     19.14   $     17.57
Investment activities
   Net investment income (loss)                           0.03          0.17*
   Net realized and
   unrealized gain (loss)                                 0.93          2.45
   Total from
   investment activities                                  0.96          2.62
Distributions
   Net investment income                                     -         (0.21)
   Net Realized Gain                                         -         (0.84)
   Total Distributions                                       -         (1.05)

NET ASSET VALUE
End of period                                      $     20.10   $     19.14
                                                   -------------------------
Ratios/Supplemental Data
Total return/X/                                           5.02%        15.11%*
Ratio of total expenses to
average net assets                                        1.08%+        1.10%*+
Ratio of net investment
income (loss) to average
net assets                                                0.79%+        1.04%*+
Portfolio turnover rate                                   57.4%+        55.9%+
Net assets, end of period
(in thousands)                                     $     8,028   $        77

/X/ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------
STATEMENT OF NET ASSETS                                    Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 93.7%

FINANCIAL 16.2%

Bank and Trust 6.0%
AmSouth                                                   550,000   $     10,170
Bank of America                                           200,000         12,006
Bank One                                                  400,000         14,320
FleetBoston Financial                                     255,000         10,060
Mellon Financial                                          190,000          8,740
U.S. Bancorp                                              265,925          6,060
Wachovia                                                  225,000         16,009
                                                                    ------------
                                                                          77,365
                                                                    ------------
Insurance 6.5%
Allstate                                                  300,000         13,197
Aon                                                       350,000         12,250
Chubb                                                     200,000         15,486
Hartford Financial Services                               200,000         13,680
Lincoln National                                          200,000         10,350
Loews                                                     100,000          6,443
UnumProvident                                             425,000         13,651
                                                                    ------------
                                                                          85,057
                                                                    ------------
Financial Services 3.7%
American Express                                          350,000         13,580
Citigroup                                                 225,000         11,889
Fannie Mae                                                100,000          8,515
Franklin Resources                                        300,000         13,731
                                                                    ------------
                                                                          47,715
                                                                    ------------
Total Financial                                                          210,137
                                                                    ------------

UTILITIES 5.1%
Telephone 4.3%
AT&T                                                      650,000         14,300
Cable & Wireless ADR                                      450,000          8,100
Centurytel                                                275,000          8,332
Sprint                                                    650,000         13,884
WorldCom - WorldCom Group *                               800,000         11,360
                                                                    ------------
                                                                          55,976
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Electric Utilities 0.8%
Niagara Mohawk *                                          575,000   $     10,172
                                                                    ------------
                                                                          10,172
                                                                    ------------
Total Utilities                                                           66,148
                                                                    ------------
CONSUMER NONDURABLES 13.8%
Cosmetics 0.9%
Gillette                                                  400,000         11,596
                                                                    ------------
                                                                          11,596
                                                                    ------------

Beverages 1.1%
Coca-Cola Enterprises                                     850,000         13,898
                                                                    ------------
                                                                          13,898
                                                                    ------------
Hospital Supplies/Hospital Management 3.5%
Becton, Dickinson                                         400,000         14,316
Boston Scientific *                                       400,000          6,800
Guidant *                                                 375,000         13,500
Pall                                                      450,000         10,588
                                                                    ------------
                                                                          45,204
                                                                    ------------
Pharmaceuticals 2.5%
Bristol-Myers Squibb                                      325,000         16,997
Schering-Plough                                           425,000         15,402
                                                                    ------------
                                                                          32,399
                                                                    ------------
Health Care Services 0.4%
Aetna *                                                   200,000          5,174
                                                                    ------------
                                                                           5,174
                                                                    ------------
Miscellaneous Consumer Products 5.4%
Clorox                                                    400,000         13,540
Fortune Brands                                            400,000         15,344
Hasbro                                                    850,000         12,282
Procter & Gamble                                          150,000          9,570
Stanley Works                                             300,000         12,564
UST                                                       250,000          7,215
                                                                    ------------
                                                                          70,515
                                                                    ------------
Total Consumer Nondurables                                               178,786
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
-------------------------------------------------------------------------------
                                                                   In thousands
CONSUMER SERVICES 13.2%
Restaurants 1.1%
McDonald's                                                525,000   $     14,207
                                                                    ------------
                                                                          14,207
                                                                    ------------
General Merchandisers 1.2%
May Department Stores                                     450,000         15,417
                                                                    ------------
                                                                          15,417
                                                                    ------------
Specialty Merchandisers 1.8%
Nordstrom                                                 625,000         11,594
Toys "R" Us *                                             500,000         12,375
                                                                    ------------
                                                                          23,969
                                                                    ------------
Entertainment and Leisure 2.2%
Disney                                                    550,000         15,889
Hilton                                                  1,100,000         12,760
                                                                    ------------
                                                                          28,649
                                                                    ------------
Media and Communications 6.9%
AOL Time Warner *                                         375,000         19,875
Chris-Craft *                                              50,000          3,570
Comcast (Class A Special) *                               275,000         11,935
Fox Entertainment Group (Class A) *                       342,900          9,567
Meredith                                                  300,000         10,743
R.R. Donnelley                                            350,000         10,395
Rogers Communications                                   1,000,000         15,150
Viacom (Class B) *                                        150,000          7,762
                                                                    ------------
                                                                          88,997
                                                                    ------------
Total Consumer Services                                                  171,239
                                                                    ------------

CONSUMER CYCLICALS 8.9%

Automobiles and Related 4.2%
Dana                                                      350,000          8,169
Eaton                                                     125,000          8,763
Ford Motor                                                524,817         12,884
Goodyear Tire & Rubber                                    400,000         11,200
TRW                                                       334,800         13,727
                                                                    ------------
                                                                          54,743
                                                                    ------------
Building and Real Estate 1.1%
Starwood Hotels & Resorts Worldwide, REIT                 400,000         14,912
                                                                    ------------
                                                                          14,912
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Miscellaneous Consumer Durables 3.6%
Black & Decker                                            375,000   $     14,797
Eastman Kodak                                             225,000         10,503
Maytag                                                    105,400          3,084
Radio Shack                                               600,000         18,300
                                                                    ------------
                                                                          46,684
                                                                    ------------
Total Consumer Cyclicals                                                 116,339
                                                                    ------------


TECHNOLOGY 14.8%

Electronic Components 3.0%
Cypress Semiconductor *                                   575,000         13,714
Motorola                                                  800,000         13,248
Texas Instruments                                         400,000         12,600
                                                                    ------------
                                                                          39,562
                                                                    ------------
Electronic Systems 3.2%
Agilent Technologies *                                    425,000         13,812
Hewlett-Packard                                           400,000         11,440
Sony ADR                                                  250,000         16,450
                                                                    ------------
                                                                          41,702
                                                                    ------------
Information Processing 1.6%
COMPAQ Computer                                           750,000         11,617
Unisys *                                                  600,000          8,826
                                                                    ------------
                                                                          20,443
                                                                    ------------
Telecommunications 1.8%
Agere Systems *                                           767,500          5,756
Corning                                                   600,000         10,026
JDS Uniphase *                                            375,000          4,688
Lucent Technologies                                       450,000          2,790
                                                                    ------------
                                                                          23,260
                                                                    ------------
Aerospace and Defense 5.2%
Honeywell                                                 600,000         20,994
Lockheed Martin                                           475,000         17,599
Raytheon                                                  500,000         13,275
Rockwell                                                  400,000         15,248
                                                                    ------------
                                                                          67,116
                                                                    ------------
Total Technology                                                         192,083
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands
CAPITAL EQUIPMENT 2.1%
Electrical Equipment 0.8%
American Power Conversion *                               650,000   $     10,237
                                                                    ------------
                                                                          10,237
                                                                    ------------
Machinery 1.3%
Cooper Industries                                         425,000         16,826
                                                                    ------------
                                                                          16,826
                                                                    ------------
Total Capital Equipment                                                   27,063
                                                                    ------------

BUSINESS SERVICES AND TRANSPORTATION 6.8%

Computer Service and Software 0.8%
Microsoft *                                               140,600         10,264
                                                                    ------------
                                                                          10,264
                                                                    ------------
Transportation Services 1.8%
CNF                                                       350,000          9,888
Ryder System                                              675,000         13,230
                                                                    ------------
                                                                          23,118
                                                                    ------------
Miscellaneous Business Services 2.6%
H&R Block                                                 175,000         11,296
Moody's                                                   225,000          7,538
Waste Management                                          475,000         14,639
                                                                    ------------
                                                                          33,473
                                                                    ------------
Railroads 1.6%
Norfolk Southern                                          500,000         10,350
Union Pacific                                             200,000         10,982
                                                                    ------------
                                                                          21,332
                                                                    ------------
Total Business Services and Transportation                                88,187
                                                                    ------------

ENERGY 7.7%

Energy Services 0.9%
Imperial Oil                                              450,000         11,588
                                                                    ------------
                                                                          11,588
                                                                    ------------
Integrated Petroleum - Domestic 2.4%
Amerada Hess                                              157,000         12,686
Conoco (Class B)                                          425,000         12,282
USX-Marathon                                              225,000          6,640
                                                                    ------------
                                                                          31,608
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands
Exploration and Production 2.1%
Burlington Resources                                      350,000   $     13,982
Unocal                                                    400,000         13,660
                                                                    ------------
                                                                          27,642
                                                                    ------------
Integrated Petroleum - International 2.3%
Exxon Mobil                                               200,000         17,470
Texaco                                                    175,000         11,655
                                                                    ------------
                                                                          29,125
                                                                    ------------
Total Energy                                                              99,963
                                                                    ------------

PROCESS INDUSTRIES 3.4%
Diversified Chemicals 1.6%
DuPont                                                    325,000         15,678
Hercules                                                  450,000          5,085
                                                                    ------------
                                                                          20,763
                                                                    ------------
Specialty Chemicals 0.8%
Great Lakes Chemical                                      350,000         10,798
                                                                    ------------
                                                                          10,798
                                                                    ------------
Paper and Paper Products 1.0%
Mead                                                      475,000         12,891
                                                                    ------------
                                                                          12,891
                                                                    ------------
Total Process Industries                                                  44,452
                                                                    ------------

BASIC MATERIALS 0.8%

Metals 0.8%
Phelps Dodge                                              250,000         10,375
                                                                    ------------
Total Basic Materials                                                     10,375
                                                                    ------------

MISCELLANEOUS 0.9%

Conglomerates 0.9%
Berkshire Hathaway (Class A) *                                175         12,145
                                                                    ------------
Total Miscellaneous                                                       12,145
                                                                    ------------
Total Common Stocks (Cost $1,184,763)                                  1,216,917
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands
SHORT-TERM INVESTMENTS 5.8%

Money Market Funds 5.8%
T. Rowe Price Reserve Investment Fund, 4.34% #         76,103,658   $     76,104
                                                                    ------------
Total Short-Term Investments (Cost $76,104)                               76,104
                                                                    ------------

Total Investments in Securities
99.5% of Net Assets (Cost $1,260,867)                               $  1,293,021

Other Assets Less Liabilities                                              6,260
                                                                    ------------

NET ASSETS                                                          $  1,299,281
                                                                    ------------

Net Assets Consist of:
Accumulated net investment income - net of distributions                   5,721
Accumulated net realized gain/loss - net of distributions                 72,161
Net unrealized gain (loss)                                                32,155
Paid-in-capital applicable to 64,549,072 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                        1,189,244
                                                                    ------------

NET ASSETS                                                          $  1,299,281
                                                                    ------------

NET ASSET VALUE PER SHARE

Value shares
($1,291,253,697/64,149,665 shares outstanding)                      $      20.13
                                                                    ------------
Value Advisor Class shares
($8,027,562/399,407 shares outstanding)                             $      20.10
                                                                    ------------

   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipt
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                        6/30/01
Investment Income (Loss)
Income
   Dividend                                                         $     9,208
   Interest                                                               2,127
                                                                    -----------
   Total income                                                          11,335
                                                                    -----------
Expenses
   Investment management                                                  3,961
   Shareholder servicing
      Value shares                                                        1,437
      Value Advisor Class shares                                              2
   Registration                                                              97
   Custody and accounting                                                    72
   Prospectus and shareholder reports
      Value shares                                                           34
      Value Advisor Class shares                                              1
   Legal and audit                                                            8
   Directors                                                                  6
   Distributions-Value Advisor Class shares                                   3
                                                                    -----------
   Total expenses                                                         5,621
   Expenses paid indirectly                                                  (7)
                                                                    -----------
Net expenses                                                              5,614
                                                                    -----------
Net investment income (loss)                                              5,721
                                                                    -----------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
   Securities                                                            59,462
   Foreign currency transactions                                             (1)
                                                                    -----------
   Net realized gain (loss)                                              59,461
                                                                    -----------
Change in net unrealized gain or loss on securities                     (10,879)
                                                                    -----------
Net realized and unrealized gain (loss)                                  48,582
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    54,303
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/01      12/31/00
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                       $     5,721   $    11,684
   Net realized gain (loss)                                59,461        36,978
   Change in net unrealized gain or loss                  (10,879)       77,499
                                                      -------------------------
   Increase (decrease) in net assets from operations       54,303       126,161
                                                      -------------------------
Distributions to shareholders
   Net investment income
      Value shares                                              -       (10,999)
      Value Advisor shares                                      -             -
   Net realized gain
      Value shares                                              -       (40,159)
      Value Advisor Class shares                                -            (1)
                                                      -------------------------
   Decrease in net assets from distributions                    -       (51,159)
                                                      -------------------------
Capital share transactions *
   Shares sold
      Value shares                                        427,044       396,611
      Value Advisor Class shares                            8,610            72
   Distributions reinvested
      Value shares                                              -        46,558
      Value Advisor Class shares                                -             1
   Shares redeemed
      Value shares                                       (179,621)     (380,238)
      Value Advisor Class shares                             (480)            -
                                                      -------------------------
   Increase (decrease) in net assets from
   capital share transactions                             255,553        63,004
                                                      -------------------------
Net Assets
Increase (decrease) during period                         309,856       138,006
Beginning of period                                       989,425       851,419
                                                      -------------------------
End of period                                         $ 1,299,281   $   989,425
                                                      -------------------------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE VALUE FUND
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Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/01      12/31/00

*Share information
   Shares sold
      Value shares                                         21,564        22,313
      Value Advisor Class shares                              420             4
   Distributions reinvested
      Value shares                                              -         2,512
      Value Advisor Class shares                                -             -
   Shares redeemed
      Value shares                                         (9,068)      (21,828)
      Value Advisor Class shares                              (25)            -
                                                      -------------------------
   Increase (decrease) in shares outstanding               12,891         3,001

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective. The fund has two classes of shares -- Value, offered since September 30, 1994, and Value Advisor Class, first offered on March 31, 2000. Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Class Accounting The Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate.

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $577,161,000 and $319,183,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,260,867,000. Net unrealized gain aggregated $32,154,000 at period end, of which $127,662,000 related to appreciated investments and $95,508,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for

19
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

an annual investment management fee, of which $715,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Value Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2003, Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,291,000 for the six months ended June 30, 2001, of which $223,000 was payable at period end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $2,127,000 and are reflected as interest income in the accompanying Statement of Operations.

20
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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).
Automatic Investing From your bank account or paycheck.
Automatic Withdrawal Scheduled, automatic redemptions.
Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe
Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, Diversifying Overseas:
A Guide to International Investing, Personal Strategy Planner,
Retirement Readiness Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

Invest With Confidence
T.ROWE PRICE [LOGO](R)
T. Rowe Price Investment Services, Inc., Distributor.           E207-051 6/30/01